                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 ---------------



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                  Date of earliest event reported: March 2, 2001
                                                  ------------



                            Stonepath Group, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                  0-29413                       65-0867684
----------------------          -------                       ----------
State of Incorporation   (Commission File Number)   (IRS Employer Identification
                                                                  No.)



               Two Penn Center Plaza, Suite 605, Philadelphia, PA
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (215) 564-9193
                                 --------------
                         (Registrant's telephone number)



Item 2.   Disposition of Assets.
          ---------------------

          On March 2, 2001, Stonepath Group, Inc. (the "Company") completed the sale of its 37% interest in Webmodal, Inc., a Delaware corporation ("Webmodal"), pursuant to the terms of the Agreement and Plan of Merger dated as of February 8, 2001 by and among the Company, Enron Global Markets, LLC, a Delaware limited liability company, Webmodal Acquisition Corp., a newly formed Delaware corporation and a wholly owned subsidiary of Enron Global Markets, LLC, Christopher R. Kravas, and Webmodal (collectively the "Parties"). Pursuant to the Agreement and Plan of Merger, the Company received aggregate proceeds of $6,990,532 consisting of $5,979,199 for the Company's equity interest in Webmodal, $1,000,000 as repayment by Webmodal of outstanding promissory notes held by the Company, and $11,333 of accrued interest thereon. There are no relationships known to Stonepath between the Parties and the Company or any of its affiliates, directors, or officers, or any associates of any such director or officer.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

         (b) Pro Forma Financial Statements of Business Disposed (Unaudited)

               Basis of Presentation

               Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000

               Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2000

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999

         (c) Exhibits (referenced to Item 601 of Regulation S-K)

               10.59 Agreement and Plan of Merger among Enron Global Markets,
                     LLC, Webmodal Acquisition Corp., Christopher R. Kravas, Stonepath Group, Inc. and Webmodal, as of February 8, 2001


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        STONEPATH GROUP, INC.


Dated: March 15, 2001                     By: /s/ Andrew P. Panzo
                                            ------------------------
                                            Andrew P. Panzo
                                            Chief Executive Officer


                                EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
   10.59          Agreement and Plan of Merger among Enron Global Markets, LLC,
                  Webmodal Acquisition Corp., Christopher R. Kravas, Stonepath
                  Group, Inc. and Webmodal, as of February 8, 2001

                  FINANCIAL STATEMENTS PROVIDED UNDER ITEM 7(B)

                          UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION
                              BASIS OF PRESENTATION

         On March 2, 2001, the Company completed the sale of its 37% interest in Webmodal, for aggregate proceeds of $6,990,532, consisting of $5,979,199 for the Company's equity interest in Webmodal, $1,000,000 as repayment of outstanding promissory notes held by the Company, and $11,333 of accrued interest thereon.

         The following unaudited pro forma balance sheet at September 30, 2000 presents the sale of the Company's interest in Webmodal as if it had occurred on September 30, 2000. The unaudited pro forma statement of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 presents the sale of the Company's equity interest in Webmodal as if it had occurred on January 1, 1999. The pro forma adjustments are referenced to notes explaining the detailed assumptions used to prepare them.

         The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would have actually been reported had the transactions been consummated at the dates mentioned above or which may be reported in the future. This unaudited pro forma condensed consolidated financial information is based upon the historical financial statements of Stonepath Group and should be read in conjunction with those statements and the related notes.

                              STONEPATH GROUP, INC.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 2000

                                                                                            Pro Forma                  Pro Forma
                          Assets                                   Historical               Adjustments                  Balance
                                                                 ----------------   -----------------------------    --------------
Current assets:
     Cash and cash equivalents                                  $ 32,710,951        $ 6,990,532 (a)         --       $  39,701,483
     Available-for-sale securities                                   410,205                 --             --             410,205
     Interest receivable                                               2,369                 --             --               2,369
     Loans receivable                                                554,162                 --             --             554,162
     Prepaid expenses and other current assets                       111,375                 --             --             111,375
                                                                ------------        ------------   -----------       --------------

                 Total current assets                           $ 33,789,062          6,990,532             --          40,779,594

Ownership interests in and advances to Affiliate Companies        16,591,466                 --     (4,447,086)(b)      12,144,380
Goodwill, net                                                      2,294,214                 --             --           2,294,214
Furniture and equipment, net                                         278,121                 --             --             278,121
Other assets                                                         133,522                 --             --             133,522
                                                                ------------        ------------   ------------      --------------

                                                                $ 53,086,385        $ 6,990,532    $(4,447,086)      $  55,629,831
                                                                ============        ============   ===========       ==============

             Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable and accrued expenses                      $    669,727                 --             --       $     669,727
     Net liabilities of discontinued operations                    1,171,557                 --             --           1,171,557
                                                                ------------        ------------   -----------       --------------

                 Total current liabilities                         1,841,284                 --             --           1,841,284
                                                                ------------        ------------   -----------       --------------



Stockholders' equity:
     Convertible preferred stock, Series C                             4,096                 --             --               4,096
     Common stock, Net Value Inc.                                      1,093                 --             --               1,093
     Common stock, Stonepath Group                                    18,479                 --             --              18,479
     Additional paid-in capital                                  217,187,380                 --             --         217,187,380
     Deferred compensation                                       (17,228,700)                --             --         (17,228,700)
     Accumulated deficit                                        (147,793,293)                --     (2,543,446)(c)    (145,249,847)
     Net unrealized gains on available-for-sale securities           165,128                 --             --             165,128
     Treasury stock, at cost                                      (1,109,082)                --             --          (1,109,082)
                                                                ------------        ------------   -----------       --------------

                 Total stockholders' equity                       51,245,101                 --     (2,543,446)         53,788,547
                                                                ------------        ------------   -----------       --------------

                                                                 $53,086,385        $        --    $(2,543,446)      $  55,629,831
                                                                ============        ============   ===========       ==============

                           Pro Forma Adjustment Legend

(a) Amount represents aggregate proceeds received from the sale of Webmodal.

(b) Amount represents our carrying value of Webmodal at September 30, 2000.

(c) Pro forma gain on sale, calculated as:
    --------------------------------------
      Proceeds received                                            $ 6,990,532
      Less: carrying value of Webmodal at September 30, 2000        (4,447,086)
                                                                   -----------
                                                                   $ 2,543,446
                                                                   ===========

                              STONEPATH GROUP, INC.
         Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      Nine months ended September 30, 2000

                                                                                      Pro Forma          Pro Forma
                                                                      Historical      Adjustments          Balance
                                                                      ----------      -----------        ----------
Revenue                                                               $       --      $       --         $       --

Operating expenses:
     Stock-based compensation                                           15,219,173            --           15,219,173
     General and administrative                                          6,649,241            --            6,649,241
                                                                      ------------    ------------       ------------
        Total operating expenses                                        21,868,414            --           21,868,414

Interest income                                                         (1,569,094)       (333,448)(a)     (1,902,542)
Interest expense                                                            84,627            --               84,627
Other losses                                                             2,192,548            --            2,192,548
                                                                      ------------    ------------       ------------
        Loss before equity in losses of Affiliate Companies             22,576,495        (333,448)        22,243,047

Equity in losses of Affiliate Companies                                  4,546,276      (1,439,101)(b)      3,107,175
                                                                      ------------    ------------       ------------

        Net loss from continuing operations                             27,122,771      (1,772,549)        25,350,222
                                                                      ------------    ------------       ------------


Preferred stock dividends                                               45,039,530            --           45,039,530
                                                                      ------------    ------------       ------------
Net loss to common shareholders                                       $ 72,162,301    $ (1,772,549)      $ 70,389,752
                                                                      ============    ============       ============

Basic and diluted net loss per common share - continuing operations   $      (4.23)                      $      (4.13)
                                                                      ============                       ============

Shares used in per share calculation                                    17,060,208                         17,060,208
                                                                      ============                       ============




                           Pro Forma Adjustment Legend

(a) Amount represents interest earned on sale proceeds received at a rate of 6%.

(b) Amount represents adjustment to Equity in losses of Affiliate Companies as follows:

      Our proportionate share of Webmodal's net loss                $  667,831
      Amortization of the excess investment cost over our
        equity in Webmodal's net assets                                771,270
                                                                    ----------
                                                                    $1,439,101
                                                                    ==========

                               STONEPATH GROUP, INC.
         Unaudited Pro Forma Condensed Consolidated Statement of Operations
                            Year ended December 31, 1999

                                                                                Pro Forma            Pro Forma
                                                                 Historical     Adjustments           Balance
                                                                -----------     -----------         ------------
Revenue                                                         $       --      $       --         $       --

Operating expenses:
      Stock-based compensation                                     7,320,695            --            7,320,695
      General and administrative                                   3,719,497            --            3,719,497
                                                                ------------    ------------       ------------
          Total operating expenses                                11,040,192            --           11,040,192

Interest income                                                      (60,526)       (419,432)(a)       (479,958)
Interest expense                                                  12,380,157            --           12,380,157
Financing fees                                                       523,601            --              523,601
                                                                ------------    ------------       ------------
          Loss before equity in losses of Affiliate Companies     23,883,424        (419,432)        23,463,992

Equity in losses of Affiliate Companies                               79,559            --   (b)         79,559
                                                                ------------    ------------       ------------
          Net loss from continuing operations                     23,962,983        (419,432)        23,543,551
                                                                ------------    ------------       ------------

Preferred stock dividends                                          6,605,261            --            6,605,261
                                                                ------------    ------------       ------------
Net loss to common shareholders from continuing operations      $ 30,568,244    $   (419,432)      $ 30,148,812
                                                                ============    ============       ============

Loss per common share from continuing operations                $      (2.90)                      $      (2.86)
                                                                ============                       ============


Shares used in per share calculation                              10,557,953                         10,557,953
                                                                ============                       ============



                           Pro Forma Adjustment Legend

(a) Amount represents interest earned on sale proceeds received at a rate of 6%.

(b) No adjustment is required, as we accounted for Webmodal under the cost method in 1999.